Creditor Presentation October 2016 Exhibit 99.1

Confidentiality and Nature of Projections The following slide presentation may contain confidential information of LINN Energy, LLC and its subsidiaries, including Berry Petroleum Company, LLC (collectively, “LINN” or the “Company”). By accepting and reviewing this presentation, you expressly acknowledge and agree that: (i) you will not copy, fax, reproduce, divulge, or distribute any information contained herein, in whole or in part, without the express written consent of the Company and (ii) the information herein will be treated as confidential information except to the extent such information is or becomes publicly available other than as a result of a disclosure by you or your representatives. Any financial projections or forecasts included in this presentation were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections should not be regarded as an indication that the Company or its affiliates or representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of the Company’s restructuring compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

Forward-Looking Statements and Risk Factors This presentation contains forward-looking statements. These statements, including those relating to the intent, beliefs, plans or expectations of the Company are based upon current expectations and are subject to a number of risks, uncertainties and assumptions. It is not possible to predict or identify all such factors and the following list should not be considered a complete statement of all potential risks and uncertainties relating to the Company’s business and the filing of the Bankruptcy Petitions, including, but not limited to: (i) the Company’s ability to obtain the Court’s approval with respect to motions or other requests made to the Court in the Chapter 11 Cases, including maintaining strategic control as debtor-in-possession, (ii) the ability of the Company and its subsidiaries to negotiate, develop, confirm and consummate a plan of reorganization, (iii) the effects of the filing of the Bankruptcy Petitions on the Company’s business and the interests of various constituents, (iv) the Court rulings in the Chapter 11 Cases, as well the outcome of all other pending litigation and the outcome of the Chapter 11 Cases in general, (v) the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 proceedings, (vi) risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to confirm and consummate a plan of reorganization, (vii) the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity or results of operations, (viii) increased advisory costs to execute the Company’s reorganization, (ix) the impact of a potential NASDAQ suspension of trading and commencement of delisting proceedings on the liquidity and market price of the units representing limited liability company interests of the Company (“units”) and on the Company’s ability to access the public capital markets, (x) the uncertainty that any trading market for units will exist or develop in the over-the-counter markets, and (xi) other risks and uncertainties. These risks and uncertainties could cause actual results to differ materially from those described in the forward-looking statements. For a more detailed discussion of risk factors, please see Part I, Item 1A, “Risk Factors” of the Company’s most recent Annual Report on Form 10-K for more information. The Company assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

Reserve Estimates The SEC permits oil and natural gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms. The Company may use terms in this presentation that the SEC’s guidelines strictly prohibit in SEC filings, such as “estimated ultimate recovery” or “EUR,” “Resources,” “LRP Resources,” “net resources,” “total resource potential” and similar terms to estimate oil and natural gas that may ultimately be recovered. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves as used in SEC filings and, accordingly, are subject to substantially greater uncertainty of being actually realized. For illustrative purposes, company estimated producing reserve volumes may be combined in this presentation with undeveloped reserve estimates with no differentiation as to the uncertainty of recovery. These estimates have not been fully risked by management and do not represent an SEC equivalent reserve report. Actual quantities that may be ultimately recovered will likely differ substantially from these estimates. Factors affecting ultimate recovery include the scope of LINN’s actual drilling program, which will be directly affected by the availability of capital, drilling and production costs, commodity prices, availability of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals, field spacing rules, actual recoveries of oil and natural gas in place, length of horizontal laterals, actual drilling results, including geological and mechanical factors affecting recovery rates and other factors. These estimates may change significantly as the development of properties provides additional data. In addition, the forecasted realized oil, natural gas, and NGL prices include estimated forward looking differentials to NYMEX and Henry Hub Indices that may or may not conform to historical trends. Production taxes, such as ad valorem and California carbon allowances are also presented as forward looking Company estimates.

Amortization of contracts assumed through merger: adjustments to GAAP-related items to represent true cash costs Cash payment adjustments – A/P, Reorganization, Ad Val: timing true-up for items that had been previously accrued but not paid Hedge settlements included in unwind proceeds: proceeds from derivatives which settled during the period (prior to cancellation of the contracts) that were included in the net proceeds received on canceled derivatives Income taxes – cash: projected cash taxes LRP: abbreviation of “long range plan” LRP Resource: represents net resource potential for all investment cases scheduled during the five year LRP period. It is a LINN estimate and does not reflect SEC Reserve Reporting guidelines. The LRP Resource has a July 1, 2016 effective date and was based on July 25, 2016 strip pricing estimates. PV-10: represents the present value, discounted at 10% per year, of estimated future net revenues. The Company’s calculation of PV-10 differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC. The information used to calculate PV-10 is not derived directly from data determined in accordance with the provisions of applicable accounting standards. The Company’s calculation of PV-10 should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC. Restructuring, general & administrative expenses: pre-petition expenses related to the restructuring process Reorganization items, net: post-petition expenses related to the restructuring process Taxes, other than income taxes: includes severance taxes, ad valorem (“Ad Val”) taxes, and California carbon allowances (when applicable) UNDEV: represents the estimated recoverable volumes associated with the all investment cases scheduled during the five year LRP period. Select Financial Model Definitions

LINN Stand-Alone

Stable Asset Base - LINN

Long Reserve Life

LINN Energy

- Low geologic risk and well-established production history
- Base production decline rate of ~12%
- Resource potential represents currently producing wells and capital projects scheduled through 2020 – significant unscheduled inventory exists beyond that period
- Diversified hydrocarbon mix with ~60% natural gas, ~19% oil and ~21% NGLs

Reserve Summary



PDBP / NP
1%
UNDEV
25%
PDP
74%

Total LRP Resource[(1)]	**~4.1 Tcfe**
Gross productive wells[(2)]	**~20,700**

2016E Production		
Natural Gas (MMcf/d)	510	62%
Oil (MBbl/d)	28	20%
NGL (MBbl/d)	24	18%
Total (Mmcfe/d)	**820**	**100%**



NGLs
21%
Oil
19%
Natural Gas
60%

Low-Decline Asset Base Provides Stable Cash Flow

(1) See the "Projections Summary" slide for more detail regarding capital projections. LRP Resource is a LINN estimate, does **NOT** reflect SEC Reserve Reporting guidelines, and represents net resource potential for all investment cases scheduled during the five year LRP period. The LRP Resource has a July 1, 2016 effective date and was based on July 25, 2016 strip pricing estimates. "UNDEV" represents the estimated recoverable volumes associated with the all investment cases scheduled during the five year LRP period. Realized oil, natural gas, and NGL prices include estimated forward looking differentials to NYMEX and Henry Hub Indices. Ad Valorem and California Carbon Allowances are forward looking based on Company estimates.

(2) Does not include ~2,600 royalty interest wells.

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2016 Financial Summary - LINN

($ thousands unless otherwise noted)

LINN Energy

	Q1 A 2016	Q2 A 2016	Q3 E 2016	Q4 E 2016	Fiscal Year E 2016	Previous Model E 2016
Net production						
Natural gas (MMcf)	48,706	46,528	46,116	45,264	186,613	179,401
Oil (MBbls)	2,685	2,484	2,494	2,457	10,120	10,526
NGL (MBbls)	2,215	2,423	2,108	2,036	8,781	8,017
Total (MMcfe)	78,104	75,967	73,727	72,217	300,015	290,658
Average daily production (MMcfe/d)	*858.3*	*834.8*	*801.4*	*785.0*	*819.7*	*794.1*
Pricing assumptions						
Unhedged NYMEX natural gas ($/Mcf)	$2.09	$1.95	$2.87	$2.87	$2.45	$2.09
Unhedged NYMEX oil ($/Bbl)	$33.51	$45.60	$44.51	$44.51	$42.05	$39.69
Realized Prices without hedges						
Natural Gas ($/Mcf)	$1.97	$1.78	$2.69	$2.68	$2.27	$1.98
Oil ($/Bbl)	$29.91	$41.06	$40.47	$40.54	$37.83	$33.55
NGL ($/Bbl)	$10.61	$13.09	$12.93	$13.70	$12.57	$11.56
Cash Flow						
Revenues:						
Total wellhead revenues	$199,849	$216,426	$252,213	$248,865	$917,353	$799,857
Total hedge revenues	326,849	107,055	---	---	433,904	1,221,914
Other revenues	6,366	7,398	6,987	7,236	27,986	24,432
Total revenues	533,064	330,878	259,200	256,100	1,379,243	2,046,203
Operating expenses:						
LOE and other	84,587	71,945	82,504	82,612	321,648	381,218
Transportation	41,994	41,092	42,210	42,091	167,386	157,385
Taxes, other than income taxes	19,754	20,852	22,545	23,105	86,257	99,208
Total operating expenses	146,335	133,889	147,259	147,808	575,291	637,811
Field cash flow	**386,729**	**196,989**	**111,941**	**108,292**	**803,951**	**1,408,392**
Less: general & administrative expenses, net	34,734	27,270	35,209	34,127	131,340	149,085
Less: Restructuring, general & administrative expenses	17,164	2,681	---	---	19,845	---
Less: other expenses, net	(173)	391	---	---	218	7,080
Less: Amortization of contracts assumed through merger	563	563	---	---	1,125	2,244
Less: Reorganization items, net	---	13,157	27,966	59,563	100,685	---
Hedge settlements included in unwind proceeds	---	(26,510)	---	---	(26,510)	---
Adjusted EBITDA	**334,442**	**179,438**	**48,766**	**14,602**	**577,249**	**1,249,983**
Less: Cash payment adjustments - A/P, Reorg, Ad Val	---	---	94,271	(30,927)	63,344	---
Less: Income taxes - cash	---	---	1,500	1,500	3,000	---
Cash flow	**334,442**	**179,438**	**(47,004)**	**44,029**	**510,905**	**1,249,983**
Oil and natural gas capital expenditures	23,716	14,906	57,265	36,621	132,509	210,367
Plant, pipeline, and administrative capital expenditures	4,276	8,896	27,189	22,587	62,948	75,233
Total capital expenditures	**27,992**	**23,803**	**84,454**	**59,208**	**195,457**	**285,600**
Unlevered free cash flow	**306,450**	**155,635**	**(131,459)**	**(15,178)**	**315,448**	**964,384**
Less: interest expense[(1)]	47,578	23,530	24,198	24,311	119,618	96,521
Total operating excess cash (shortfall)	**$258,872**	**$132,105**	**$(155,657)**	**$(39,489)**	**$195,830**	**$867,863**

Note: Uses actuals through Q2 and assumes strip pricing as of July 25, 2016 for Q3 & Q4.
(1) Interest expense in Q1'16 only includes accrued interest that was paid in cash during same or subsequent period for credit facility, term loan and Q1 accrual for 2021 senior notes

8

Projections Summary - LINN

($ thousands unless otherwise noted)

LINN Energy

	2016 E	2017 E	2018 E	2019 E	2020 E
Net production					
Natural gas (MMcf)	186,613	180,720	182,366	179,818	176,245
Oil (MBbls)	10,120	9,982	9,936	9,987	10,264
NGL (MBbls)	8,781	8,865	9,667	10,049	10,376
Total (MMcfe)	300,015	293,799	299,982	300,036	300,088
Average daily production (MMcfe/d)	*819.7*	*804.9*	*821.9*	*822.0*	*819.9*
Pricing assumptions					
Unhedged NYMEX natural gas ($/Mcf)	$2.45	$3.13	$3.02	$3.01	$3.07
Unhedged NYMEX oil ($/Bbl)	$42.05	$48.07	$51.15	$53.14	$54.65
Realized natural gas ($/Mcf)	$3.29	$2.92	$2.83	$2.82	$2.88
Realized oil ($/Bbl)	$61.92	$44.07	$47.21	$49.18	$50.66
Realized NGL ($/Bbl)	$12.57	$15.30	$16.70	$17.61	$18.39
Cash flow					
Revenues:					
Total wellhead revenues	$917,353	$1,104,089	$1,146,356	$1,175,690	$1,218,672
Total hedge revenues	433,904	---	---	---	---
Other revenues	27,986	39,643	45,193	55,590	60,155
Total revenues	1,379,243	1,143,733	1,191,549	1,231,279	1,278,827
Operating expenses:					
LOE and other	321,648	330,924	333,863	333,186	333,998
Transportation	167,386	172,002	178,848	180,548	181,680
Taxes, other than income taxes	86,257	104,811	108,494	110,808	114,557
Total operating expenses	575,291	607,737	621,204	624,542	630,235
Field cash flow	**803,951**	**535,996**	**570,345**	**606,738**	**648,592**
Less: general & administrative expenses, net	131,340	122,000	124,440	126,929	129,467
Less: Restructuring, general & administrative expenses	19,845	---	---	---	---
Less: other expenses, net	218	3,782	3,596	3,551	3,796
Less: Amortization of contracts assumed through merger	1,125	---	---	---	---
Less: Reorganization items, net	100,685	---	---	---	---
Hedge settlements included in unwind proceeds	(26,510)	---	---	---	---
Adjusted EBITDA	**577,249**	**410,214**	**442,309**	**476,258**	**515,329**
Less: Cash payment adjustments - A/P, Reorganization, Ad Val	63,344	48,056	---	---	---
Less: Income taxes - cash	3,000	10,000	10,000	10,000	10,000
Cash flow	**510,905**	**352,158**	**432,309**	**466,258**	**505,329**
Oil & natural gas as capital expenditures	132,509	238,446	236,817	242,248	240,241
Plant, pipeline, and administrative capital expenditures	62,948	38,283	81,657	19,517	23,721
Total capital expenditures	**195,457**	**276,729**	**318,473**	**261,764**	**263,962**
Unlevered free cash flow	**315,448**	**75,429**	**113,836**	**204,494**	**241,367**
Less: interest expense	119,618	95,276	88,956	84,716	76,568
Total operating excess cash (shortfall)	**$195,830**	**$(19,846)**	**$24,880**	**$119,778**	**$164,798**

Note: Assumes strip pricing as of July 25, 2016 through 2020. Realized pricing includes effect of hedging. Capital projections assumes all obligatory capital included, regardless of whether it met investment criteria. Thereafter, discretionary capital projects targeted a 25% rate of return thresholds based on a $3 natural gas / $50 oil investment price. 2017 does not include potential incremental restructuring expenses.

9

Development Plan Capital - LINN ($ millions) Division 2016E 2017E 2018E 2019E 2020E Oklahoma City $97 $132 $130 $132 $124 Houston 44 88 82 79 69 California 1 26 33 38 54 Midstream 48 20 65 3 8 Administrative 7 9 9 9 9 Total $195 $277 $318 $262 $264 Note: Totals may not foot due to rounding.

PV-10 for LINN – Strip as of July 25, 2016

LINN Energy

($ millions)

Division	PDP PV-10	PDBP/NP PV-10	UNDEV PV-10	Total PV-10
Houston	$1,403	$17	$184	**$1,604**
Oklahoma City	256	16	474	**746**
California	265	37	75	**377**
Total	**$1,923**	**$70**	**$732**	**$2,726**

The reserves and associated PV10 values ("LINN Estimates") presented herein are internal LINN estimates intended to reflect the LINN Midyear LRP and are not intended to represent an SEC reserve report in either definition or methodology. With the objective of conforming to the LRP, these LINN Estimates include, among others, the following differences that would not generally be included a reserve report that conforms to SEC reporting guidelines: i) budgeted production downtime; ii) incremental administrative expenses not directly associated with production of the reserves; iii) non-recurring workovers and costs related to onetime events; iv) wells allowed to run at a loss due to allocated fixed expenses that in practicality could not be fractionally reduced; v) non-reserve related expenses and capital (i.e. administrative, midstream, and environmental allotments); vi) other revenue and expenditures not associated with the recovery of hydrocarbon reserves; and vii) non-proved reserves. The LINN Estimates are provided for informational purposes only and should not be considered a substitute for a reserve report that complies with SEC reporting guidelines.

Note: PV-10 *represents the present value, discounted at 10% per year, of estimated future net revenues determined using strip pricing as of July 25, 2016 and assumes volumes are unhedged. "Undev" represent the estimated recoverable volumes associated with the investment cases scheduled during the five year LRP period. Realized oil, natural gas, and NGL prices include estimated forward looking differentials to NYMEX and Henry Hub Indices. Totals may not foot due to rounding.*

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LINN Stand-Alone Resource Bridge YE 2015 SEC Reserves to LRP Resource Note: 2015 YE Proved Reserves were run under SEC parameters, were estimated by a third-party reserve engineer, and were limited to Proved Developed reserve categories. LRP Resource is a LINN estimate, does NOT reflect SEC Reserve Report guidelines, and represents net resource potential for all investment cases scheduled during the five year LRP period. The LRP Resource has a July 1, 2016 effective date and was run at July 25, 2016 strip pricing estimates. “Resource Additions” represent the estimated recoverable volumes associated with the investment cases scheduled during the five year LRP period. “Revisions/Other” represent the volumes associated with performance revisions, product pricing, and/or cost estimates which may result in a change to the economic life of each well or case. Realized oil, natural gas, and NGL prices include estimated forward looking differentials to NYMEX and Henry Hub Indices. Ad Valorem and California Carbon Allowances are forward looking based on Company estimates.

Appendix

Mortgage Lien Analysis 1 – Likely mortgaged when identified on lease information without Book/Page match 2 – Possibly Mortgaged based on well disclosure alone 3 – Continuing to review MI mortgages for a potential chain of title issue 4 – Based on end-of-year 2015 SEC pricing for proven reserves positive property values only Subject to ongoing review and diligence in all respects

LINN Encumbered/Unencumbered Cash Analysis 1 – Based on 13-week budget. Projected allocation between encumbered / unencumbered cash 2 – Represents total unrestricted cash estimate as of 12/31/16 Forecasted year-end 2016 encumbered / unencumbered cash Ending Cash ($ millions) 12/31/16E1 Encumbered Cash $379.6 Unencumbered Cash 169.6 Total Cash2 $549.2

Oklahoma Unconventional Upside

LINN Energy


MAJOR COUNTY
~52,000 Net Acres
Mississippian/Woodford Sale Acreage
KINGFISHER COUNTY
~7,000 Net Acres
CANADIAN COUNTY
~5,000 Net Acres
BLAINE COUNTY
~33,000 Net Acres
TUTTLE
39,400 Net Mississippian
38,060 Net Woodford
CADDO COUNTY
~2,500 Net Acres
MCCLAIN COUNTY
~1,000 Net Acres
GRADY COUNTY
~2,000 Net Acres

- Significant industry activity: ~40 rigs currently drilling in SCOOP, STACK, CANA and MERGE plays
- Development of Tuttle position underway; LINN expects to drill ~60 operated locations over the next 5 years
- Additional upside exists across LINN's sizeable Central Oklahoma acreage position
  - LINN holds ~100,000 net acres across the greater SCOOP/STACK area in addition to Tuttle

Notes:
- *Tuttle acreage listed is incremental to acreage listed in Grady and Canadian Counties*
- *All acreage counts exclude Mississippian/Woodford sale acreage*

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LINN Energy

Regional Cross-section


A
STACK
Cana
Tuttle
SCOOP
A'
MERAMEC -- > MAYES
SPRINGER
OSAGE
WOODFORD
HUNTON


A
KINGFISHER
BLAINE
CANADIAN
CADDO
GRADY
A'
STACK
CANA
TUTTLE
SCOOP
SOHOT

- Woodford Thickness STACK to SCOOP: 50' to 500'
- Top of Woodford STACK to SCOOP: 8,500' to 16,000'
- Mayes and Hunton proven vertically across Tuttle
- Mayes and Hunton produce from primary porosity, secondary porosity and fracture porosity
- Local flexures (faulting and fracturing) enhances quality of all zones in Tuttle

17

Stacked potential in Mississippian, Woodford and Hunton LINN owns 39,400 net acres in 9-Township area Has interest in 171 of those 324 sections (53%) LINN likely to operate 68 of its sections (40%) and has a non-op interest in the remaining 103 sections (60%) Increasing activity levels in this prolific play Currently four rigs running in this area (LINN has one) LINN has interest in 16 of 23 wells currently producing LINN plans to drill six wells in 2016 LINN has drilled two wells Barbour well completed in February 2016 Hinparr well drilled with 2-mile lateral in July 2016 Drilling costs decreasing and completion methods improving Strategy to de-risk acreage by leveraging non-op results and comprehensive technical analysis SCOOP/STACK Play Activity Tuttle Wells Drilled as of July 2016 LINN WI - Operated LINN WI - Non-Operated LINN 2016 Planned Well

Tuttle Type Well IP- 397 Bopd B- 1.2 De- 79% IP- 3.3 MMcfpd B- 1.2 De- 57% *OK Tax Holiday – 2% for 36 mos. Then reversion to 7.1%

Tuttle Midstream Market

LINN Energy

Overview

- **Midstream Opportunity**
  - Estimated 4+ TCF EUR from Miss/Woodford/Hunton in this 9 Township area
  - Insufficient current takeaway capacity
  - Current gathering systems are generally low-pressure, designed to service older vertical wells
  - Existing plants are designed for 3-4 GPM while Miss/Woodford/Hunton gas is expected to be 6-8 GPM
- **LINN's Strategic Position**
  - Largest leaseholder in the 9 township area (39,400 acres)
  - LINN has experience in operating plants and gathering systems
    - Granite Wash gathering in Texas Panhandle and Jayhawk & Satanta processing plants in Kansas
- **Current Plans**
  - Build gathering, compression and processing facilities in phases to accommodate LINN development program
  - Gather all LINN operated horizontal wells and all LINN volumes from non-op wells where feasible

Tuttle Midstream Infrastructure


200 MMcfd Cryo; 70 MMcfd Available
Enable Midstream South Canadian Plant
200 MMcfd Cryo; 0 MMcfd Available
LINN 9 section Tuttle Area
COMING SOON 60 MMcfd Refrigeration
DCP Mustang Plant
38 MMcfd Cryo; 5 MMcfd Available
Superior Pipeline Minco Plant
12 MMcfd Cryo; 2 MMcfd Available
20 MMcfd Cryo; 12 MMcfd Available

- **Key Issues**
  - Economics justified on LINN volumes alone but compete to capture 3rd party volumes to improve returns
  - Plan to spend $42 MM in second half of 2016 with potential of ~$150+ MM total investment

20